Exhibit 99.1

E2open Announces a Stock Repurchase Plan of up to $100 Million

AUSTIN, Texas – January 21, 2022 – E2open Parent Holdings, Inc. (NYSE: ETWO), a leading network-based provider of a cloud-based, mission-critical, end-to-end supply chain management platform, today announced that the Company's Board of Directors has approved a program for the repurchase of up to $100 million of E2open shares of Class A common stock over the next twelve months. E2open has approximately 301.4 million shares of Class A common stock outstanding as of January 10, 2022.

“E2open is a highly profitable subscription software business with double digit organic revenue growth that generates substantial free cash flow,” said Michael Farlekas, chief executive officer at E2open. “The board authorization allows the company flexibility to deploy capital that is accretive to shareholders as conditions warrant, while retaining flexibility to invest in the business both organically and through acquisitions”

The authorized purchases may be made from time to time on the open market or in privately negotiated transactions. Any repurchased shares will have the status of treasury shares and may be used, if and when needed, for general corporate purposes. E2open has no obligation to repurchase shares under the authorization, and the timing, actual number and value of the shares which are repurchased will be at the discretion of management and will depend on a number of factors, including the price of E2open’s Class A common stock. E2open intends to conduct the program in compliance with Rule 10b-18 of the Securities Exchange Act of 1934, as amended. Repurchases may also be made under a pre-established trading plan under Rule 10b5-1 that may result in shares of common stock being repurchased when the company may otherwise be precluded from doing so. E2open may suspend or discontinue repurchases at any time.

About E2open

At E2open, we’re creating a more connected, intelligent supply chain. It starts with sensing and responding to real-time demand, supply and delivery constraints. Bringing together data from clients, distribution channels, suppliers, contract manufacturers and logistics partners, our collaborative and agile supply chain platform enables companies to use data in real time, with artificial intelligence and machine learning to drive smarter decisions. All this complex information is delivered in a single view that encompasses your demand, supply, logistics and global trade ecosystems. E2open is changing everything. Demand. Supply. Delivered.TM Visit www.e2open.com.

E2open and the E2open logo are registered trademarks of E2open, LLC. Demand. Supply. Delivered. is a trademark of E2open, LLC.

Safe Harbor Statement

Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and un-known risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology.

Please see the Company's documents filed or to be filed with the Securities and Exchange Commission, including the annual report filed on Form 10-K, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this press release. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise re-quired by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact

Adam Rogers

E2open

adam.rogers@e2open.com

515-556-1162

Media Contact

5W PR for E2open

e2open@5wpr.com

718-757-6144